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                  SENTINEL ADVANTAGE VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
                        NATIONAL LIFE INSURANCE COMPANY
      Oregon Supplement dated October 17, 1997 to Prospectus dated June 20, 1997


Effective on or about July 14, 1997, one of the investment funds available within the Sentinel Advantage Variable Annuity Contract, Strong Special Fund II, was renamed Strong Opportunity Fund II.

Strong Capital Management, Inc. ("Strong") has also announced that it will voluntarily cap the expenses of the Strong Growth Fund II, another investment fund available within the Sentinel Advantage Variable Annuity Contract, at 1.20%, effective July 24, 1997. Strong has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion with appropriate notification to its shareholders.

National Life has determined that automated Portfolio Rebalancing will not be available on a monthly basis, as indicated in the Prospectus on page 26. Portfolio Rebalancing is available on a quarterly, semi-annual or annual basis.
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National Life will accept initial Premium Payments less than the minimums stated on page 13 of the Prospectus, where the Owner agrees in writing to pay subsequent Premium Payments by electronic funds transfer which equal or exceed the applicable minimum within 12 months of the Date of Issue. In the event that such subsequent Premium Payments are not made, National Life reserves the right to terminate the Contract and pay the Cash Surrender Value of the Contract to the Owner.
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Market Street Fund, Inc. has announced that on July 25, 1997, the Board of
Directors of the Market Street Fund, Inc. (the "Fund") determined to call a Special Meeting of Shareholders of the Common Stock Portfolio for the purpose of asking shareholders to approve or disapprove a reorganization resulting in the combination of the Common Stock Portfolio and the Growth Portfolio of the Fund by transferring the assets and liabilities of the Common Stock Portfolio to the Growth Portfolio and exchanging the shares of stock representing interest in the Common Stock Portfolio for shares of stock representing interest in the Growth Portfolio (the "Reorganization"). The Growth Portfolio has been since May 1, 1997 managed by Sentinel Advisors Company, which also manages the Common Stock Portfolio. Both Portfolios are managed by the same portfolio management teams in essentially the same style.
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The Board of Directors has authorized the Secretary of the Fund to prepare and mail a notice of Special Meeting, proxy statement and voting instruction form to owners of variable life insurance policies or variable annuity contracts issued by National Life Insurance Company who have contract value invested in the Common Stock Portfolio as of October 10, 1997, the Record Date. Such proxy materials will be or have been forwarded to solicit the policyholders' and contractholders' vote on whether to approve or disapprove the proposed Reorganization, during a Special Meeting of Shareholders of the Common Stock Portfolio to be held on December 5, 1997, or the earliest practicable date thereafter.

The Reorganization will become effective on December 12, 1997, should two-thirds of shareholders vote in favor of the change.

If you would like a copy of the proxy materials, please call the Variable Product Services Unit at 1-800-537-7003.
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For Contracts purchased in the State of Oregon, the Maturity Date must be at least 10 years after the Date of Issue, rather than 2 years as stated in the Prospectus, and National Life will not be permitted to make any exceptions to this restriction.

In addition, for Contracts purchased in the State of Oregon, National Life will not be permitted to accept subsequent Premium Payments on or after the third Contract Anniversary.